Exhibit 99.3
Discussion and Reconciliation of Non-GAAP Measures

We believe the following measures are relevant and useful information to investors as they are part of AT&T's internal management reporting and planning processes and are important metrics that management uses to evaluate the operating performance of AT&T and its segments. Management also uses these measures as a method of comparing performance with that of many of our competitors.

Free Cash Flow
Free cash flow is defined as cash from operations minus Capital expenditures. Free cash flow after dividends is defined as cash from operations minus Capital expenditures and dividends. Free cash flow dividend payout ratio is defined as the percentage of dividends paid to free cash flow. We believe these metrics provide useful information to our investors because management views free cash flow as an important indicator of how much cash is generated by routine business operations, including Capital expenditures, and makes decisions based on it. Management also views free cash flow as a measure of cash available to pay debt and return cash to shareowners.

Free Cash Flow and Free Cash Flow Dividend Payout Ratio
Dollars in millions	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
Net cash provided by operating activities	$10,995	$10,797	$29,202	$26,695
Less: Capital expenditures	(5,813)	(5,255)	(15,952)	(13,922)
Free Cash Flow	5,182	5,542	13,250	12,773

Less: Dividends paid	(2,951)	(2,438)	(8,850)	(7,311)
Free Cash Flow after Dividends	$2,231	$3,104	$4,400	$5,462
Free Cash Flow Dividend Payout Ratio	56.9%	44.0%	66.8%	57.2%

Capital Investment
Capital Investment is a non-GAAP financial measure that adds to Capital expenditures the amount of vendor financing arrangements for capital improvements to our wireless network in Mexico. These favorable payment terms are considered vendor financing arrangements and are reported as repayments of debt instead of Capital expenditures. Management believes that Capital Investment provides relevant and useful information to investors and other users of our financial data in evaluating long-term investment in our business.
Capital Investment
Dollars in millions	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
Capital Expenditures	$5,813	$5,255	$15,952	$13,922
Vendor Financing	87	-	225	-
Capital Investment	$5,900	$5,255	$16,177	$13,922

EBITDA
Our calculation of EBITDA, as presented, may differ from similarly titled measures reported by other companies. For AT&T, EBITDA excludes other income (expense) – net, and equity in net income (loss) of affiliates, as these do not reflect the operating results of our subscriber base or operations that are not under our control. Equity in net income (loss) of affiliates represents the proportionate share of the net income (loss) of affiliates in which we exercise significant influence, but do not control. Because we do not control these entities, management excludes these results when evaluating the performance of our primary operations. EBITDA also excludes interest expense and the provision for income taxes. Excluding these items eliminates the expenses associated with our capital and tax structures. Finally, EBITDA excludes depreciation and amortization in order to eliminate the impact of capital investments. EBITDA does not give effect to cash used for debt service requirements and thus does not reflect available funds for distributions, reinvestment or other discretionary uses. EBITDA is not presented as an alternative measure of operating results or cash flows from operations, as determined in accordance with U.S. generally accepted accounting principles (GAAP).

EBITDA service margin is calculated as EBITDA divided by service revenues.

When discussing our segment results, EBITDA excludes equity in net income (loss) of affiliates, and depreciation and amortization from segment contribution. For our supplemental presentation of our combined domestic wireless operations (AT&T Mobility), EBITDA excludes depreciation and amortization from Operating Income.

These measures are used by management as a gauge of our success in acquiring, retaining and servicing subscribers because we believe these measures reflect AT&T's ability to generate and grow subscriber revenues while providing a high level of customer service in a cost-effective manner. Management also uses these measures as a method of comparing segment performance with that of many of its competitors. The financial and operating metrics which affect EBITDA include the key revenue and expense drivers for which segment managers are responsible and upon which we evaluate their performance.

We believe EBITDA Service Margin (EBITDA as a percentage of service revenues) to be a more relevant measure than EBITDA Margin (EBITDA as a percentage of total revenue) for our Consumer Mobility segment operating margin and our supplemental AT&T Mobility operating margin. For the periods covered by this report, we subsidized a portion of some of our wireless handset sales, which are recognized in the period in which we sell the handset. Management views this equipment subsidy as a cost to acquire or retain a subscriber, which is recovered through the ongoing service revenue that is generated by the subscriber. We also use wireless service revenues to calculate margin to facilitate comparison, both internally and externally with our wireless competitors, as they calculate their margins using wireless service revenues as well.

There are material limitations to using these non-GAAP financial measures. EBITDA, EBITDA margin and EBITDA service margin, as we have defined them, may not be comparable to similarly titled measures reported by other companies. Furthermore, these performance measures do not take into account certain significant items, including depreciation and amortization, interest expense, tax expense and equity in net income (loss) of affiliates. Management compensates for these limitations by carefully analyzing how its competitors present performance measures that are similar in nature to EBITDA as we present it, and considering the economic effect of the excluded expense items independently as well as in connection with its analysis of net income as calculated in accordance with GAAP. EBITDA, EBITDA margin and EBITDA service margin should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP.

EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
Net Income	$3,418	$3,078	$10,818	$9,601
Additions:
Income Tax Expense	1,775	1,657	5,803	4,784
Interest Expense	1,224	1,146	3,689	2,977
Equity in Net (Income) of Affiliates	(16)	(15)	(57)	(48)
Other (Income) Expense - Net	7	57	(154)	(61)
Depreciation and amortization	6,579	6,265	19,718	15,539
EBITDA	12,987	12,188	39,817	32,792

Total Operating Revenues	40,890	39,091	121,945	104,682
Service Revenues	37,272	35,539	111,515	94,042

EBITDA Margin	31.8%	31.2%	32.7%	31.3%
EBITDA Service Margin	34.8%	34.3%	35.7%	34.9%

Segment EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
Business Solutions Segment
Segment Contribution	$4,303	$4,297	$12,803	$12,671
Additions:
Depreciation and amortization	2,539	2,474	7,568	7,276
EBITDA	6,842	6,771	20,371	19,947

Total Segment Operating Revenues	17,767	17,692	52,955	52,913

Segment Operating Income Margin	24.2%	24.3%	24.2%	23.9%
EBITDA Margin	38.5%	38.3%	38.5%	37.7%

Entertainment Group Segment
Segment Contribution	$1,488	$1,021	$4,734	$543
Additions:
Equity in Net (Income) of Affiliates	-	(2)	(1)	16
Depreciation and amortization	1,504	1,389	4,481	3,519
EBITDA	2,992	2,408	9,214	4,078

Total Segment Operating Revenues	12,720	10,858	38,089	22,300

Segment Operating Income Margin	11.7%	9.4%	12.4%	2.5%
EBITDA Margin	23.5%	22.2%	24.2%	18.3%

Consumer Mobility Segment
Segment Contribution	$2,572	$2,743	$7,640	$7,597
Additions:
Depreciation and amortization	944	976	2,798	2,912
EBITDA	3,516	3,719	10,438	10,509

Total Segment Operating Revenues	8,267	8,784	24,781	26,317
Service Revenues	6,914	7,363	20,805	22,019

Segment Operating Income Margin	31.1%	31.2%	30.8%	28.9%
EBITDA Margin	42.5%	42.3%	42.1%	39.9%
EBITDA Service Margin	50.9%	50.5%	50.2%	47.7%

International Segment
Segment Contribution	$(53)	$(87)	$(421)	$(228)
Additions:
Equity in Net (Income) of Affiliates	(1)	4	(24)	4
Depreciation and amortization	293	225	868	346
EBITDA	239	142	423	122

Total Segment Operating Revenues	1,879	1,526	5,374	2,253

Segment Operating Income Margin	-2.9%	-5.4%	-8.3%	-9.9%
EBITDA Margin	12.7%	9.3%	7.9%	5.4%

Supplemental AT&T Mobility EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
AT&T Mobility
Operating Contribution	$5,389	$5,418	$16,005	$15,427
Add: Depreciation and amortization	2,107	2,046	6,244	6,082
EBITDA	7,496	7,464	22,249	21,509

Total Segment Operating Revenues	18,192	18,329	54,071	54,819
Service Revenues	14,963	15,095	44,673	45,022

Segment Operating Income Margin	29.6%	29.6%	29.6%	28.1%
EBITDA Margin	41.2%	40.7%	41.1%	39.2%
EBITDA Service Margin	50.1%	49.4%	49.8%	47.8%

Adjusting Items
Adjusting items include revenues and costs we consider nonoperational in nature, such as items arising from asset acquisitions or dispositions. We also adjust for net actuarial gains or losses associated with our pension and postemployment benefit plans due to the often significant impact on our fourth-quarter results (we immediately recognize this gain or loss in the income statement, pursuant to our accounting policy for the recognition of actuarial gains and losses.) Consequently, our adjusted results reflect an expected return on plan assets rather than the actual return on plan assets, as included in the GAAP measure of income.

The tax impact of adjusting items is calculated using the effective tax rate during the quarter except for (1) adjustments related to Mexico operations, which are taxed at the 30% marginal rate for Mexico and (2) adjustments that, given their magnitude can drive a change in the effective tax rate, reflect the actual tax expense or combined marginal rate of approximately 38%.

Adjusting Items
Dollars in millions	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
Operating Revenues
Merger related deferred revenue	$-	$85	$-	$85
Storm revenue credits	13	-	13	-
Adjustments to Operating Revenues	13	85	13	85
Operating Expenses
DIRECTV and other video merger integration costs	189	173	495	337
Mexico merger integration costs	84	42	231	83
Wireless merger integration costs	17	146	92	570
Leap network decommissioning	-	250	-	614
New cell site abandonment	-	35	-	35
Storm costs	17	-	17	-
Employee separation costs	260	122	314	339
(Gain) loss on transfer of wireless spectrum	22	-	(714)	-
Adjustments to Operations and Support Expenses	589	768	435	1,978
Amortization of intangible assets	1,282	1,171	3,949	1,284
Adjustments to Operating Expenses	1,871	1,939	4,384	3,262
Other
DIRECTV-related interest expense and exchange fees [1]	-	38	16	142
(Gain) loss on sale of investments [2]	-	-	4	-
Adjustments to Income Before Income Taxes	1,884	2,062	4,417	3,489
Tax impact of adjustments	640	705	1,521	1,202
Tax-related items	-	(34)	-	228
Adjustments to Net Income	$1,244	$1,391	$2,896	$2,059
[1] Includes interest expense incurred on the debt issued prior to the close of the DIRECTV transaction and fees associated with the exchange of DIRECTV notes for AT&T notes.
[2] Residual effect of previously adjusted item.

Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted EBITDA service margin and Adjusted diluted EPS are non-GAAP financial measures calculated by excluding from operating revenues, operating expenses and income tax expense certain significant items that are non-operational or non-recurring in nature, including dispositions and merger integration and transaction costs. Management believes that these measures provide relevant and useful information to investors and other users of our financial data in evaluating the effectiveness of our operations and underlying business trends.

Adjusted Operating Revenues, Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted EBITDA service margin and Adjusted diluted EPS should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP. AT&T's calculation of Adjusted items, as presented, may differ from similarly titled measures reported by other companies.

Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted EBITDA Service Margin
Dollars in millions	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
Operating Income	$6,408	$5,923	$20,099	$17,253
Adjustments to Operating Revenues	13	85	13	85
Adjustments to Operating Expenses	1,871	1,939	4,384	3,262
Adjusted Operating Income	8,292	7,947	24,496	20,600

EBITDA	12,987	12,188	39,817	32,792
Adjustments to Operating Revenues	13	85	13	85
Adjustments to Operations and Support Expenses	589	768	435	1,978
Adjusted EBITDA	13,589	13,041	40,265	34,855

Total Operating Revenues	40,890	39,091	121,945	104,682
Adjustments to Operating Revenues	13	85	13	85
Total Adjusted Operating Revenues	40,903	39,176	121,958	104,767
Service Revenues	37,272	35,539	111,515	94,042
Adjustments to Operating Revenues	13	85	13	85
Adjusted Service Revenues	37,285	35,624	111,528	94,127

Operating Income Margin	15.7%	15.2%	16.5%	16.5%
Adjusted Operating Income Margin	20.3%	20.3%	20.1%	19.7%
Adjusted EBITDA Margin	33.2%	33.3%	33.0%	33.3%
Adjusted EBITDA Service Margin	36.4%	36.6%	36.1%	37.0%

Adjusted Diluted EPS
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
Diluted Earnings Per Share (EPS)	$0.54	$0.50	$1.70	$1.71
Amortization of intangible assets	0.14	0.13	0.42	0.16
Merger integration and other costs[1]	0.03	0.09	0.09	0.22
Employee separations	0.03	0.01	0.03	0.04
Gain (loss) on transfer of wireless spectrum	-	-	(0.07)	-
Tax-related items	-	0.01	-	(0.04)
Adjusted EPS	$0.74	$0.74	$2.17	$2.09
Year-over-year growth - Adjusted	0.0%		3.8%
Weighted Average Common Shares Outstanding with Dilution (000,000)	6,189	5,943	6,191	5,463
[1]Includes combined merger integration costs, Leap network decommissioning, DIRECTV-related interest expense and exchange fees, abandonments and other costs.

Entertainment Group Segment
Adjusted Operating Revenues includes the external operating revenues from DIRECTV U.S. as reported in the DIRECTV Form 10-Q/A dated June 30, 2015 adjusted to (1) include operations reported in other DIRECTV operating segments that AT&T has chosen to manage in our Entertainment Group segment, (2) conform DIRECTV's practice of recognizing revenue to be received under contractual commitments on a straight line basis over the minimum contract period to AT&T's method of limiting the revenue recognized to the monthly amounts billed and (3) eliminate intercompany transactions from DIRECTV U.S. and the Entertainment Group segment. Adjusting Entertainment Group segment operating revenues provides for comparability between periods.

Entertainment Group Adjusted Operating Revenues
Dollars in millions	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
Segment Operating Revenues	$12,720	$10,858	$38,089	$22,300
DIRECTV Operating Revenues[1]		1,700		14,864
Adjustments:
Other DIRECTV operations		-		182
Revenue recognition		35		229
Intercompany eliminations		(6)		(40)
Adjusted Segment Operating Revenues	$12,720	$12,587	$38,089	$37,535
Year-over-year growth - Adjusted	1.1%		1.5%
[1]Includes results from July 1, 2015 through July 24, 2015 acquisition date.

Net Debt to Adjusted EBITDA
Net Debt to EBITDA ratios are non-GAAP financial measures frequently used by investors and credit rating agencies and management believes these measures provide relevant and useful information to investors and other users of our financial data. The Net Debt to Adjusted EBITDA ratio is calculated by dividing the Net Debt by annualized Net Debt Adjusted EBITDA. Annualized Net Debt Adjusted EBITDA excludes severance-related adjustments as described in our credit agreements. Net Debt is calculated by subtracting cash and cash equivalents and certificates of deposit and time deposits that are greater than 90 days, from the sum of debt maturing within one year and long-term debt. Annualized Adjusted EBITDA is calculated by annualizing the year-to-date Net Debt Adjusted EBITDA.

Net Debt to Adjusted EBITDA
Dollars in millions
	Three Months Ended
	Mar. 31,	Jun. 30	Sep. 30	YTD 2016
	2016	2016	2016
Adjusted EBITDA	$13,279	$13,397	$13,589	$40,265
Add back severance	(25)	(29)	(260)	(314)
Net Debt Adjusted EBITDA	13,254	13,368	13,329	39,951
Annualized Net Debt Adjusted EBITDA				53,268
End-of-period current debt				7,982
End-of-period long-term debt				117,239
Total End-of-Period Debt				125,221
Less: Cash and Cash Equivalents				5,895
Net Debt Balance				119,326
Annualized Net Debt Adjusted EBITDA Ratio				2.24